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                       DEAN WITTER SELECT DIMENSIONS LIFE
                             SEPARATE ACCOUNT FIVE
                        HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED JANUARY 15, 1997
       TO THE DEAN WITTER SELECT DIMENSIONS LIFE MODIFIED SINGLE PREMIUM
                        VARIABLE LIFE INSURANCE CONTRACT
                       PROSPECTUS DATED DECEMBER 20, 1996

The third paragraph on page 1 should read as follows:

        Generally, the minimum initial premium ITT Hartford will accept is $10,000. The initial premium will be allocated to the Money Market Portfolio. After the Right to Cancel Period has expired, the amount so allocated will be transferred to the Portfolios specified in the Contract Owner's application. The following underlying investment portfolios ("Portfolios") of the Dean Witter Select Dimensions Investment Series are available under the Contracts: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio.

The fourth paragraph on page 10 should be replaced to read as follows:

        Currently, the Portfolios of the Dean Witter Select Dimensions Investment Series available under the Contracts are: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio. Applicants should read the prospectus for the Portfolios accompanying this prospectus in connection with the purchase of a Contract. The investment objectives of
        the Portfolios are as set forth in "The Separate Account," page   .

The paragraph titled "American Value Portfolio" under the section titled "The Portfolios" on page 14 should be replaced with the following:

        AMERICAN VALUE PORTFOLIO

        Seeks long-term capital growth with an effort to reduce volatility, by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

The section titled "The Portfolios" on page 14 should contain the following additional paragraph:

        MID-CAP GROWTH PORTFOLIO

        Seeks long-term capital growth by investing primarily in equity securities of "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 million).

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